Hudson United Bancorp 1000 MacArthur Blvd. Mahwah, NJ 07430 (NYSE:HU)

AT THE COMPANY:
Kenneth T. Neilson                                                                                James W. Nall
Chairman, President & CEO                                                                  Executive Vice President & CFO
(201) 236-2631                                                                                         (201) 236-2769

FOR IMMEDIATE RELEASE:   March 2, 2004

Hudson United Bancorp Announces
Investigation Settlement and Issuance of $20
Million of Trust Preferred Securities

MAHWAH, N.J. — March 2, 2004 — Hudson United Bancorp (“the Company”) (NYSE:HU) today reported that Hudson United Bank has entered into a complete settlement with the New York County District Attorney’s Office concerning the District Attorney’s investigation of the Company’s banking business for correspondent customers. The Company previously issued a press release on January 2, 2004 related to this investigation. Under the terms of the agreement, the Company agreed to pay $3.5 million to the City of New York and $1.5 million to the District Attorney’s office for the costs of the investigation. The Company, which recently upgraded its compliance program, agreed to continue its corrective actions. The $5 million will be charged against fourth quarter 2003 results of operations.

The correspondent business primarily served customers organized in or operating from South America, Central America and the Caribbean. It was acquired by the Company in June 2002, as part of its assumption of the deposit liabilities of Connecticut Bank of Commerce from the Federal Deposit Insurance Corporation as Receiver for CBC, and was closed in November 2003, in light of this investigation. The Company is cooperating fully with the investigation.

The Company is adjusting its previously released financial results for the fourth quarter of 2003 and the full year 2003 to include the settlement. The Company’s adjusted fourth quarter net income after tax totaled $24.5 million or $0.54 per fully diluted share. Adjusted net income for the year 2003 totaled $112.3 million or $2.50 per fully diluted share.

The Company plans to issue $20 million of Trust Preferred Securities as a participant in a Pooled Capital Program. The Trust Preferred Securities will be priced at 3 month LIBOR plus a spread and are callable at the Company’s option in whole or in part after year 5 on any coupon date. The Company anticipates receipt of the proceeds on March 17, 2004.

Hudson United Bancorp is the multi-state bank holding company for Hudson United Bank, which has 205 offices in New Jersey, New York, Connecticut and Pennsylvania.

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about future earnings, expected costs and charges and market conditions. These statements may be identified by forward-looking terminology including “expect”, “is” or variations of such terms. Such forward-looking statements involve risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, additional expenses, costs or limitations relating to unanticipated losses of customers, business or deposits, inability to close the additional funding program in a timely manner or at all and the effects of legal and regulatory provisions applicable to the Company. The Company assumes no obligation for updating any such forward-looking statements at any time. Information on potential factors that could cause the Company’s financial results to differ from the forward-looking statements also is included from time to time in the Company’s public reports filed with the SEC.

HUDSON UNITED BANCORP AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

(in thousands)	December 31, 2003	December 31, 2002

ASSETS
Cash and due from banks	$272,636	$257,694
Interest bearing due from banks	41,358	17,886

TOTAL CASH AND CASH EQUIVALENTS	$313,994	$275,580
Investment securities available for sale, at market value	$2,706,185	$2,616,452
($1,813,247 and $1,071,994 in market value pledged at
December 31, 2003 and December 31, 2002 respectively)
Loans and leases:
Commercial and financial	$2,137,499	$1,784,444
Commercial real estate mortgages	993,937	908,910
Consumer	1,033,693	1,031,475
Credit card	326,713	340,173

Sub-total	$4,491,842	$4,065,002
Residential mortgages	167,913	274,473

TOTAL LOANS AND LEASES	$4,659,755	$4,339,475
Less: Allowance for loan and lease losses	(67,846)	(71,929)

NET LOANS AND LEASES	$4,591,909	$4,267,546
Premises and equipment, net	125,168	100,991
Other real estate owned	977	1,315
Core deposit and other intangibles, net of amortization	22,664	26,423
Goodwill	81,068	73,733
Investment in separate account bank owned life insurance	144,126	137,158
Other assets	114,567	155,063

TOTAL ASSETS	$8,100,658	$7,654,261

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Noninterest bearing	$1,328,586	$1,304,289
NOW, money market, and savings	3,009,821	3,119,233
Time deposits	1,904,952	1,776,179

TOTAL DEPOSITS	$6,243,359	$6,199,701
Customer repurchase agreements	101,628	109,919
Other borrowings	819,591	359,767

TOTAL BORROWINGS	921,219	469,686
Other liabilities	238,117	270,095

Subordinated debt	239,773	282,253

TOTAL LIABILITIES	7,642,468	7,221,735
Stockholders' Equity:
Common stock, no par value	$92,788	$92,788
Additional paid-in capital	311,310	313,467
Retained earnings	237,046	177,544
Treasury stock, at cost	(176,505)	(169,871)
Restricted stock & other	(3,899)	(2,456)
Accumulated other comprehensive income	(2,550)	21,054

TOTAL STOCKHOLDERS' EQUITY	$458,190	$432,526

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,100,658	$7,654,261

HUDSON UNITED BANCORP AND SUBSIDIARIES Consolidated Statements of Income

	Three Months Ended December 31,
(in thousands, except share data)	2003	2002

INTEREST AND FEE INCOME:
Loans and leases	$65,962	$69,508
Investment securities	29,705	35,896
Other	373	473

TOTAL INTEREST AND FEE INCOME	$96,040	$105,877

INTEREST EXPENSE:
Deposits	$11,830	$20,897
Borrowings	3,000	1,596
Subordinated and other debt	6,106	6,715

TOTAL INTEREST EXPENSE	$20,936	$29,208

NET INTEREST INCOME	$75,104	$76,669
PROVISION FOR LOAN AND LEASE LOSSES,
PORTFOLIO LOANS	5,500	7,500

NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	$69,604	$69,169

NONINTEREST INCOME:
Retail service fees	$9,639	$9,259
Credit card fee income	9,198	7,261
ATM and debit card fees	1,735	1,948
Separate account bank owned life insurance income	2,154	1,862
Trust income	702	842
Income from Landfill Investments	4,453	--
Other income	8,404	7,368
Securities gains	4,784	3,026
Impairment on mortgage related servicing assets	--	(2,815)

TOTAL NONINTEREST INCOME	$41,069	$28,751

NONINTEREST EXPENSE:
Salaries and benefits	$29,764	$23,499
Occupancy expense	7,527	7,375
Equipment expense	4,649	5,098
Outside services - data processing	7,554	6,519
Outside services - other	6,055	7,969
Amortization of intangibles	1,152	909
Marketing expense	1,130	563
Deposit and other insurance	575	490
Telephone expense	1,374	1,670
Correspondent Bank Resolutions	7,421	--
Expense from Landfill Investments	6,001	--
Other	6,393	3,734

TOTAL NONINTEREST EXPENSE	$79,595	$57,826

INCOME BEFORE INCOME TAXES	$31,078	$40,094
PROVISION FOR INCOME TAXES	6,596	11,819

NET INCOME	24,482	28,275

NET INCOME PER COMMON SHARE:
Basic	$0.55	$0.63
Diluted	$0.54	$0.63
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	44,798	45,025
Diluted	44,974	45,209

HUDSON UNITED BANCORP AND SUBSIDIARIES Consolidated Statements of Income

	Year to Date December 31,
(in thousands, except share data)	2003	2002

INTEREST AND FEE INCOME:
Loans and leases	$271,691	$303,558
Investment securities	120,456	124,058
Other	1,982	2,387

TOTAL INTEREST AND FEE INCOME	$394,129	$430,003

INTEREST EXPENSE:
Deposits	$57,419	$97,807
Borrowings	12,705	6,517
Subordinated and other debt	24,747	24,922

TOTAL INTEREST EXPENSE	$94,871	$129,246

NET INTEREST INCOME	$299,258	$300,757
PROVISION FOR LOAN AND LEASE LOSSES,
PORTFOLIO LOANS	26,000	30,000
PROVISION FOR LOAN AND LEASE LOSSES,
ACCELERATED DISPOSITION	--	21,333

TOTAL PROVISION FOR LOAN AND LEASE LOSSES	26,000	51,333

NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	$273,258	$249,424

NONINTEREST INCOME:
Retail service fees	$37,812	$36,895
Credit card fee income	28,672	25,214
ATM and debit card fees	7,330	7,552
Separate account bank owned life insurance income	6,968	7,783
Trust income	2,599	3,079
Income from Landfill Investments	11,169	--
Other income	31,933	26,869
Impairment on mortgage related servicing assets	(2,004)	(2,815)
Securities (losses) gains	5,117	3,545
Trading asset gain	3,449	--
Dime merger termination payment	--	77,000

TOTAL NONINTEREST INCOME	$133,045	$185,122

NONINTEREST EXPENSE:
Salaries and benefits	$101,790	$94,771
Occupancy expense	30,266	29,180
Equipment expense	18,533	20,327
Outside services - data processing	29,654	26,939
Outside services - other	23,725	26,034
Amortization of intangibles	4,340	4,015
Marketing expense	3,295	5,513
Deposit and other insurance	2,233	2,238
Telephone expense	5,850	6,099
Expenses related to Dime termination payment	--	8,293
Correspondent Bank Resolutions	7,421	--
Expense from Landfill Investments	14,948	--
Other	14,240	23,717

TOTAL NONINTEREST EXPENSE	$256,295	$247,126

	$150,008	$187,420
PROVISION FOR INCOME TAXES	37,687	64,214

	$112,321	$123,206

NET INCOME PER COMMON SHARE:
Basic	$2.51	$2.73
Diluted	$2.50	$2.72
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	44,737	45,159
Diluted	44,892	45,349

Supplemental Information Hudson United Bancorp

($ in thousands)	1Q03	2Q03	3Q03	4Q03	Y-T-D
End of Period
Total Securities	2,938,287	2,955,047	2,937,860	2,706,185	NA
Total Assets	7,809,894	7,984,039	7,975,364	8,100,658	NA
Total Deposits	6,184,103	6,231,529	6,268,791	6,243,359	NA
Total Stockholders’ Equity	428,077	454,252	457,720	458,190	NA
Shares Outstanding	44,546	44,758	44,793	44,799	NA
Average Balance Sheet
Commercial/Consumer Loans	4,009,151	4,046,966	4,129,256	4,263,574	4,112,981
Residential Real Estate Mortgage	257,472	234,447	210,162	180,689	220,453
Total Loans and Leases	4,266,623	4,281,413	4,339,418	4,444,263	4,333,434
Other Earning Assets	2,816,650	3,138,072	3,173,428	3,002,802	3,033,633
Total Earning Assets	7,083,273	7,419,485	7,512,846	7,447,065	7,367,067
Total Assets	7,681,301	7,976,962	8,081,105	8,045,908	7,945,700
Noninterest Bearing Deposits	1,242,933	1,265,760	1,292,808	1,295,963	1,274,562
Interest Bearing Deposits	4,881,873	4,860,333	4,941,595	4,836,357	4,880,083
Common Equity	427,279	440,576	428,020	453,886	437,487
Loan Portfolio Composition
Commercial and Financial	1,761,415	1,806,113	1,854,680	2,137,498	NA
Commercial Real Estate Mortgage	923,710	931,368	957,421	993,937	NA
Consumer	1,028,953	1,037,039	1,034,092	1,033,694	NA
Credit Card	306,526	322,088	332,826	326,713	NA
Sub-total	4,020,604	4,096,608	4,179,019	4,491,842	NA
Residential Real Estate Mortgage	242,286	227,512	195,483	167,913	NA
Total Loans and Leases	4,262,890	4,324,120	4,374,502	4,659,755	NA
Allowance for Losses	71,888	67,151	67,664	67,846	NA
Net Loans and Leases	4,191,002	4,256,969	4,306,838	4,591,909	NA
End of Period
Nonaccruing Loans	15,240	14,660	15,961	13,217	NA
Restructured Loans	0	0	0	0	NA
Other Real Estate	1,044	1,200	1,108	977	NA
Total Nonperforming Assets	16,284	15,860	17,069	14,194	NA
90 Days Past Due & Accruing	20,499	19,044	20,432	16,683	NA
Net Charge Offs	7,040	6,805	5,890	5,362	NA
Intangible Assets	99,101	98,495	97,418	103,732	NA

($ in thousands)	1Q02	2Q02	3Q02	4Q02	Y-T-D
End of Period
Total Securities	1,985,191	2,385,952	2,491,426	2,616,452	NA
Total Assets	6,825,218	7,489,410	7,443,536	7,654,261	NA
Total Deposits	5,938,316	6,279,804	6,333,311	6,199,701	NA
Total Stockholders' Equity	376,936	416,636	436,648	432,526	NA
Total Shares Outstanding	45,209	45,276	45,120	45,023	NA
Average Balance Sheet
Commercial/Consumer Loans	3,747,114	3,803,274	3,931,781	3,980,989	3,865,016
Residential Real Estate Mortgage	505,592	466,261	432,340	286,837	422,184
Total Loans and Leases	4,252,706	4,269,535	4,364,121	4,267,826	4,287,200
Other Earning Assets	1,948,432	2,170,173	2,374,520	2,542,924	2,260,958
Total Earning Assets	6,201,138	6,439,708	6,738,641	6,810,750	6,548,158
Total Assets	6,921,896	7,074,998	7,425,789	7,437,723	7,216,121
Noninterest Bearing Deposits	1,142,343	1,174,662	1,235,350	1,251,228	1,201,289
Interest Bearing Deposits	4,839,988	4,907,447	5,055,630	4,989,692	4,948,894
Common Equity	395,091	387,877	423,025	432,798	409,838
Loan Portfolio Composition
Commercial and Financial	1,665,708	1,684,353	1,741,511	1,784,444	NA
Commercial Real Estate Mortgage	868,798	866,931	868,419	908,910	NA
Consumer	955,861	1,030,184	1,020,866	1,031,475	NA
Credit Card	287,057	315,561	320,556	340,173	NA
Sub-total	3,777,424	3,897,029	3,951,352	4,065,002	NA
Residential Real Estate Mortgage	486,566	448,259	298,731	274,473	NA
Total Loans and Leases	4,263,990	4,345,288	4,250,083	4,339,475	NA
Allowance for Losses	71,330	71,999	71,837	71,929	NA
Net Loans and Leases	4,192,660	4,273,289	4,178,246	4,267,546	NA
End of Period
Nonaccruing Loans	16,894	17,484	17,102	15,357	NA
Restructured Loans	0	0	0	0	NA
Other Real Estate	1,635	1,096	1,295	1,315	NA
Total Nonperforming Assets	18,529	18,580	18,397	16,672	NA
90 Days Past Due & Accruing	20,199	17,524	20,267	19,790	NA
Net Charge Offs	26,455	6,831	7,666	7,408	NA
Intangible Assets	85,205	101,552	100,350	100,156	NA

Supplemental Information Hudson United Bancorp

($ in thousands)	1Q03	2Q03	3Q03	4Q03	Y-T-D
Condensed Income Statement
Interest Income	102,410	101,365	94,314	96,040	394,129
Interest Expense	27,206	25,167	21,562	20,936	94,871
Net Interest Income	75,204	76,198	72,752	75,104	299,258
Provision for Possible Loan and Lease Losses	7,000	7,000	6,500	5,500	26,000
Income from Landfill Investments(2)	0	2,404	4,312	4,453	11,169
Total Non interest Income	26,883	29,606	35,487	41,069	133,045
Net Revenue	102,087	105,804	108,239	116,173	432,303
OREO Expense	188	65	198	94	545
Amortization of Intangibles Expense	1,056	1,055	1,077	1,152	4,340
Expense from Landfill Investments (2)	0	3,598	5,349	6,001	14,948
Total Non interest Expense	54,657	58,999	63,044	79,595	256,295
Pre-tax Income	40,430	39,805	38,695	31,078	150,008
Provision for Income Taxes	12,129	10,670	8,292	6,596	37,687
Net Income	28,301	29,135	30,403	24,482	112,321
Fully-taxable Equivalent Adjustment	1,020	1,046	1,072	956	4,094
Performance
Return on Average Assets	1.49%	1.46%	1.49%	1.21%	1.41%
Return on Average Equity	26.86%	26.52%	28.18%	21.40%	25.67%
Basic Earnings Per Share	$0.63	$0.65	$0.68	$0.55	$2.51
Diluted Earnings Per Share	$0.63	$0.65	$0.68	$0.54	$2.50
Weighted Average Shares - Basic	44,756	44,614	44,777	44,798	44,737
Weighted Average Shares - Diluted	44,966	44,829	44,994	44,974	44,892
Net Interest Margin	4.36%	4.18%	3.90%	4.05%	4.12%
Capital Information
Tier 1 Leverage Ratio (1)	5.83%	5.87%	6.03%	6.36%	NA
Tier 1 Risk-Based Capital (1)	8.20%	8.39%	8.72%	8.69%	NA
Total Risk-Based Capital (1)	13.55%	13.56%	13.90%	13.63%	NA
Common Equity	$428,077	$454,252	$457,720	$458,190	NA
Common Shares Outstanding	44,546	44,758	44,793	44,799	NA
Book Value Per Share (Common)	$9.61	$10.15	$10.22	$10.23	NA
($ in thousands)	1Q02	2Q02	3Q02	4Q02	Y-T-D
Condensed Income Statement
Interest Income	105,943	109,059	110,667	107,012	432,681
Interest Expense	34,381	33,746	33,454	30,343	131,924
Net Interest Income	71,562	75,313	77,213	76,669	300,757
Provision for Possible Loan and Lease Losses	28,833	7,500	7,500	7,500	51,333
Noninterest Income	102,583	26,342	27,445	28,752	185,122
Net Revenue	174,145	101,655	104,658	105,421	485,879
OREO Expense	519	0	54	150	723
Amortization of Intangibles Expense	952	952	1,202	909	4,015
Noninterest Expense	74,274	56,600	58,425	57,827	247,126
Pre-tax Income	71,038	37,555	38,733	40,094	187,420
Provision for Income Taxes	28,757	12,018	11,620	11,819	64,214
Net Income	42,281	25,537	27,113	28,275	123,206
Fully-taxable Equivalent Adjustment	839	882	897	1,148	3,766
Performance
Return on Average Assets	2.48%	1.45%	1.45%	1.51%	1.71%
Return on Average Equity	43.40%	26.41%	25.43%	25.92%	30.06%
Efficiency Ratio	41.67%	54.34%	54.22%	53.37%	49.58%
Basic Earnings Per Share	$0.93	$0.56	$0.60	$0.63	$2.73
Diluted Earnings Per Share	$0.93	$0.56	$0.60	$0.63	$2.72
Weighted Average Shares - Basic	45,235	45,237	45,131	45,025	45,159
Weighted Average Shares - Diluted	45,542	45,538	45,346	45,209	45,349
Net Interest Margin	4.73%	4.75%	4.60%	4.53%	4.65%
Capital Information
Tier 1 Leverage Ratio (1)	5.94%	5.80%	5.71%	5.87%	NA
Tier 1 Risk-Based Capital (1)	8.16%	7.67%	7.98%	8.00%	NA
Total Risk-Based Capital (1)	10.82%	12.80%	13.24%	13.25%	NA
Common Equity	376,936	416,636	436,648	432,526	NA
Common Shares Outstanding	45,209	45,280	45,120	45,023	NA
Book Value Per Share (Common)	$8.34	$9.20	$9.68	$9.61	NA

(1) Capital ratios are preliminary numbers

(2) Amounts have been reallocated in Q2 and Q3 to conform to current presentation